SUPPLEMENT dated May 11, 2000
                       to the PROSPECTUS dated May 1, 2000
                                       of
                         TOMORROW FUNDS RETIREMENT TRUST


         The Trustees of Tomorrow Funds Retirement Trust (the "Trust") have approved the liquidation and subsequent termination of the Trust, including each of its series: Tomorrow Long-Term Retirement Fund, Tomorrow Medium-Term Retirement Fund and Tomorrow Short-Term Retirement Fund (each, a "Fund"). The liquidation is expected to be effective on or about July 31, 2000. In anticipation of the liquidation of the Trust, no new plans will be eligible to invest in the Funds as of the date of this Prospectus Supplement. In connection with winding up its affairs and liquidating all of its assets, each Fund may depart from its stated investment objectives and policies and may invest a signification portion of its total assets in U.S. Government securities and other short-term debt instruments. Please contact Weiss, Peck & Greer, L.L.C. or your plan administrator for more information.